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MetLife Investors



May 13, 2003



The previous 485BPOS filed April 30, 2003, was submitted in error. Please see MetLife Investors Variable Annuity Account One, CIK 0000815915 for the correct filings.

This will also serve as notice that this registration statement has not been activated, no variable annuity products were sold pursuant to this registration statement, and that there will be no further filings to maintain the registration statement in effect.


Thank you

Sincerely,

MetLife Investors Insurance Company

/s/ Richard C. Pearson
---------------------------
Richard C. Pearson
Executive Vice President and
  General Counsel